UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      NOVEMBER 18, 2004 (NOVEMBER 17, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                       1-13726                 73-1395733
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                 73118
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     (Address of principal executive offices)                     (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.1425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On November 17, 2004, we amended our revolving bank credit facility to increase the aggregate commitments under the facility from $500 million to $600 million and extended the current margin applicable to our interest rates and commitment fees through December 31, 2005. The amendments to the credit facility are attached hereto as exhibits.


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


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

   99.1 Amendment for an Increased Commitment dated November 17, 2004 to Fourth Amended and Restated Credit Agreement among Chesapeake Energy Corporation, Chesapeake Exploration Limited Partnership, as Borrower, Union Bank of California, N.A. as Administrative Agent and Collateral Agent, BNP Paribas and SunTrust Bank, as Co-Syndication Agents, Calyon New York Branch and Comerica Bank as Co-Documentation Agents, Bank of Scotland and Bank of America, N.A. as Co-Agents and the several lenders from time to time parties thereto.

   99.2 First Amendment dated November 17, 2004 to Fourth Amended and Restated Credit Agreement among Chesapeake Energy Corporation, Chesapeake Exploration Limited Partnership, as Borrower, Union Bank of California, N.A. as Administrative Agent and Collateral Agent, BNP Paribas and SunTrust Bank, as Co-Syndication Agents, Calyon New York Branch and Comerica Bank as Co-Documentation Agents, Bank of Scotland and Bank of America, N.A. as Co-Agents and the several lenders from time to time parties thereto.



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CHESAPEAKE ENERGY CORPORATION


                                  By:     /s/ AUBREY K. MCCLENDON
                                        ---------------------------------------
                                          Aubrey K. McClendon
                                          Chairman of the Board and
                                          Chief Executive Officer

Dated:        November 18, 2004


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


                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION

  99.1 Amendment for an Increased Commitment dated November 17, 2004 to Fourth Amended and Restated Credit Agreement among Chesapeake Energy Corporation, Chesapeake Exploration Limited Partnership, as Borrower, Union Bank of California, N.A. as Administrative Agent and Collateral Agent, BNP Paribas and SunTrust Bank, as Co-Syndication Agents, Calyon New York Branch and Comerica Bank as Co-Documentation Agents, Bank of Scotland and Bank of America, N.A. as Co-Agents and the several lenders from time to time parties thereto.

  99.2 First Amendment dated November 17, 2004 to Fourth Amended and Restated Credit Agreement among Chesapeake Energy Corporation, Chesapeake Exploration Limited Partnership, as Borrower, Union Bank of California, N.A. as Administrative Agent and Collateral Agent, BNP Paribas and SunTrust Bank, as Co-Syndication Agents, Calyon New York Branch and Comerica Bank as Co-Documentation Agents, Bank of Scotland and Bank of America, N.A. as Co-Agents and the several lenders from time to time parties thereto.



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